Exhibit 10.3

REGISTRATION RIGHTS AGREEMENT

BY AND BETWEEN

CASH AMERICA INTERNATIONAL, INC.

AND

ENOVA INTERNATIONAL, INC.

Dated as of              , 2011

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of                 , 2011, by and between Cash America International, Inc., a Texas corporation (“Parent”), and Enova International, Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“Enova” and, together with Parent, the “parties”).

RECITALS

WHEREAS, Parent is the holder of all of the equity interests in Enova;

WHEREAS, contemporaneously with the execution and delivery of this Agreement, Parent and Enova have entered into a Separation Agreement, dated as of the date hereof (the “Separation Agreement”), and the other Transaction Agreements (as defined in the Separation Agreement);

WHEREAS, promptly following the execution of this Agreement, the Separation Agreement and the other Transaction Agreements, Enova will undertake an initial public offering (the “IPO”) of its common stock, $0.00001 par value per share (the “Common Stock”);

WHEREAS, immediately following consummation of the IPO, Parent will own at least 35% of the Common Stock; and

WHEREAS, the parties desire to make certain arrangements to provide Parent with registration rights with respect to the Common Stock it holds.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

The following terms used in this Agreement are defined as set forth below or in the sections indicated, as applicable. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article I of the Separation Agreement.

“Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For this purpose, “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the Person controlled, whether through ownership of voting securities, by contract or otherwise. Notwithstanding anything herein to the contrary, no member of the Enova Group shall be deemed to be an Affiliate of any member of the Parent Group, and no member of the Parent Group shall be deemed to be an Affiliate of any member of the Enova Group.

“Agreement” has the meaning given such term in the Preamble.

“Business Day” means a day other than a Saturday, a Sunday, or a day on which banking institutions located in the State of Texas or the State of Illinois are authorized or obligated by any law (statutory, common, or otherwise), statute, constitution, ordinance, code, rule, regulation, order, writ, judgment, injunction, or decree of any Governmental Authority, each as amended, to close.

“Common Stock” has the meaning given such term in the Recitals.

“Controlling Person” is defined in Section 4.1.

“Commission” means the Securities and Exchange Commission.

“End of Suspension Notice” is defined in Section 3.3(b).

“Enova” has the meaning given such term in the Preamble, and includes any successor thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“FINRA” means the Financial Industry Regulatory Authority.

“Free Writing Prospectus” means a free writing prospectus, as defined in Rule 405 under the Securities Act.

“Governmental Authority” means any nation or government, any state, province, territory, city, municipal entity, or other political subdivision thereof, and any governmental, executive, legislative, judicial, administrative, or regulatory agency, branch, division, department, authority, instrumentality, commission, board, bureau, or similar body, whether federal, state, provincial, territorial, municipal, local, or foreign.

“Indemnified Party” is defined in Section 4.3.

“Indemnifying Party” is defined in Section 4.3.

“IPO” has the meaning given such term in the Recitals.

“Issuer Free Writing Prospectus” means an issuer free writing prospectus, as defined in Rule 433 under the Securities Act.

“Liabilities” is defined in Section 4.1.

“Lock-up Expiration Date” is defined in Section 2.1.

“Mandatory Registration Statement” is defined in Section 2.1.

“Parent” has the meaning given such term in the Preamble, and includes any successor thereto.

“Permitted Issuer Free Writing Prospectus” is defined in Section 3.4.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, and a Governmental Authority.

“Piggyback Registration Statement” is defined in Section 2.2.

“Prospectus” means the prospectus included in any Registration Statement, including any preliminary prospectus, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

“Purchaser Indemnitee” is defined in Section 4.1.

“Registrable Shares” means the shares of Common Stock held by Parent from time to time, and any shares or other securities issued in respect of such Registrable Shares because of or in connection with any stock dividend, stock distribution, stock split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Shares, or any combination of shares, recapitalization, merger, or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Stock, until, with respect to a Registrable Share, the earliest to occur of:

(a) the date on which it is sold pursuant to an effective Registration Statement or is otherwise sold by Parent to a person that is not an Affiliate of Parent, or becomes eligible for sale pursuant to Rule 144 without restriction pursuant to such rule on the volume of securities that may be sold in any single transaction; or

(b) the date on which it is sold to Enova or its subsidiaries.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with this Agreement, including: (a) all Commission, securities exchange or marketplace, FINRA registration, listing, inclusion, and filing fees, (b) all fees and expenses incurred in connection with compliance with international, federal or state securities, or blue sky laws (including any registration, listing and filing fees, and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares, and the preparation of a blue sky memorandum and compliance with the rules of FINRA), (c) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering, and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements, certificates, and any other documents relating to the performance under and compliance with this Agreement, (d) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Shares on the New York Stock Exchange (or such other national securities exchange or market, as applicable) pursuant to Section 3.1(n), (e) the fees and disbursements of counsel for Enova and of the independent public accountants of Enova (including the expenses of any special audit and “cold comfort” letters required by or incident to such performance), and (f) any fees and disbursements customarily paid in issues and sales of securities (including the fees and expenses of any experts retained by Enova in connection with any Registration Statement); provided, however, that Registration Expenses shall exclude brokers’ or underwriters’ discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by Parent and the fees, costs, and disbursements of any counsel to Parent.

“Registration Statement” means any Mandatory Registration Statement or Piggyback Registration Statement.

“Rule 144,” “Rule 145,” “Rule 158,” “Rule 415,” or “Rule 424,” respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Separation Agreement” has the meaning given such term in the Recitals.

“Suspension Event” is defined in Section 3.3(a).

“Suspension Notice” is defined in Section 3.3(a).

“Underwriting Agreement” is defined in Section 2.1.

“Underwritten Offering” means a sale of securities of Enova to an underwriter or underwriters for reoffering to the public.

ARTICLE II

REGISTRATION RIGHTS

2.1 Mandatory Registration Rights. At any time after the expiration of the restrictions set forth in Section of that certain Underwriting Agreement (the “Underwriting Agreement”), dated                 , 2011, by and among Enova, Parent and the Underwriters party thereto (the “Lock-up Expiration Date”), Parent may demand that Enova file with the Commission one or more shelf or other registration statements on Form S-1 or such other form under the Securities Act then available to Enova providing for the resale by Parent of all or a portion of the Registrable Shares in one or more separate public offerings or from time to time pursuant to Rule 415 of the Securities Act (including the Prospectus, any amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in any such registration statement, the “Mandatory Registration Statement”).

(a) Effectiveness and Scope. Enova shall use its reasonable best efforts to cause the Mandatory Registration Statement to be declared effective by the Commission and to remain effective until the date on which all shares in respect thereof cease to be Registrable Shares. The Mandatory Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available (including an Underwritten Offering, a direct sale to purchasers, a sale through brokers or agents, or a sale over the internet), by Parent, as determined by Parent.

(b) Underwriting. If Parent proposes to conduct an Underwritten Offering under the Mandatory Registration Statement, Parent shall advise Enova of the managing underwriters for such proposed Underwritten Offering. In such event, Enova shall enter into an underwriting agreement in customary form with the managing underwriters, which shall include, among other provisions, indemnities to the effect and to the extent provided in Article IV and shall take all such other reasonable actions as are requested by the managing underwriter in order to expedite or facilitate the registration and/or qualification and the disposition of the Registrable Shares included in such Underwritten Offering; provided, however, that Enova shall be required to cause appropriate officers of Enova or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such Underwritten Offering only if Parent and any other Persons, if any, who are participating in the Underwritten Offering reasonably anticipate gross proceeds from such Underwritten Offering of at least $20 million; provided, further, that Enova shall not be required to cause such officers of Enova or its Affiliates to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to such Underwritten Offering more than twice in a 365 day period. If Parent proposes to distribute its Registrable Shares through such Underwritten Offering, it shall enter into an underwriting agreement in customary form with the managing underwriters selected for such Underwritten Offering and complete and execute any questionnaires, personal information forms, powers of attorney, submissions to jurisdiction, certificates, undertakings, declarations, notices, indemnities, securities escrow agreements, and other documents reasonably required under the terms of such underwriting (including, without limitation, any documents required under the Securities Act), and furnish to Enova such information in writing as Enova may reasonably request for inclusion in the Mandatory Registration Statement; provided, however, that Parent shall not be required to make any representations or warranties to or agreements with Enova or the underwriters other than representations, warranties, or agreements as are customary and reasonably requested by the underwriters. Notwithstanding any other provision of this Agreement, with respect to an Underwritten Offering pursuant to a Mandatory Registration Statement, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such Underwritten Offering, Enova will include in such registration, prior to the inclusion of any other securities, the maximum number of Registrable Securities requested to be included by Parent, which in the opinion of such underwriters can be sold in an orderly manner within such price range.

2.2 Piggyback Registration Rights.

(a) Piggyback Registration. If, after the date hereof, Enova proposes (i) to file a registration statement under the Securities Act providing for a public offering of Enova’s equity securities (whether such registration is a primary registration on behalf of Enova or a secondary registration on behalf of other holders of Enova securities), other than a registration statement relating solely to employee benefit plans or relating to a corporate reorganization or other transaction covered by Rule 145 (including the Prospectus, any amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such registration statement, the “Piggyback Registration Statement”); or (ii) to conduct an Underwritten Offering pursuant to a Piggyback Registration Statement, in each case Enova will notify Parent of such proposed filing or offering and Parent shall be given an opportunity to include in the public offering provided for under such Piggyback Registration Statement or in the Underwritten Offering, as applicable, all or any part of the Registrable Shares. Inclusion of any Registrable Shares in such Piggyback Registration Statement will not affect the inclusion of such Registrable Shares in any Mandatory Registration Statement until such Registrable Shares have been sold under the Piggyback Registration Statement, at which time Enova may remove from the Mandatory Registration Statement such Registrable Shares.

(b) Right to Terminate Piggyback Registration. At any time, Enova may terminate or withdraw any Piggyback Registration Statement referred to in this Section 2.2 without any obligation to Parent whether or not Parent has elected to include Registrable Shares in such registration or qualification.

(c) Underwriting. Any notice provided to Parent by Enova pursuant to Section 2.2(a) in connection with an Underwritten Offering shall advise Parent of the managing underwriters for any Underwritten Offering proposed under the Piggyback Registration Statement. Parent’s right to include Registrable Shares in any Piggyback Registration Statement pursuant to this Section 2.2 shall be conditioned upon participation in such Underwritten Offering and the inclusion of Registrable Shares in the Underwritten Offering to the extent provided herein. Parent, if distributing Registrable Shares through such Underwritten Offering, shall enter into an underwriting agreement in customary form with the managing underwriters selected for such Underwritten Offering and complete and execute any questionnaires, personal information forms, powers of attorney, submissions to jurisdiction, certificates, undertakings, declarations, notices, indemnities, securities escrow agreements, and other documents reasonably required under the terms of such underwriting (including, without limitation, any documents required under the Securities Act), and furnish to Enova such information in writing as Enova may reasonably request for inclusion in the Registration Statement; provided, however, that Parent shall not be required to make any representations or warranties to or agreements with Enova or the underwriters other than representations, warranties, or agreements as are customary and reasonably requested by the underwriters. Notwithstanding any other provision of this Agreement, with respect to an Underwritten Offering pursuant to a Piggyback Registration Statement, if the managing underwriters determine in good faith that marketing factors require a limitation on the number of shares to be included in such Underwritten Offering, then the managing underwriters may exclude shares (including Registrable Shares) from the Underwritten Offering, and any shares included in the Underwritten Offering shall be allocated first, to Enova, and second, to Parent, and third, to any other Person included in such Underwritten Offering. If Parent disapproves of the terms of any Underwritten Offering pursuant to a Piggyback Registration Statement, Parent may elect to withdraw therefrom by written notice to Enova and the underwriter, delivered at least 10 Business Days before the effective date of the Piggyback Registration Statement or at any time prior to execution of a definitive underwriting agreement relating to a distribution pursuant to any Underwritten Offering. Any Registrable Shares excluded or withdrawn from any Underwritten Offering pursuant to a Piggyback Registration Statement may be excluded and withdrawn from such Piggyback Registration Statement.

(d) Hold-Back Agreement. By electing to include Registrable Shares in an Underwritten Offering pursuant to a Piggyback Registration Statement, Parent shall be deemed to have agreed not to effect any sale or distribution of securities of Enova of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during such periods as reasonably requested (but in no event longer than 30 days’ before or 90 days’ following the pricing of such Underwritten Offering, provided, that each of the executive officers and directors of Enova who holds shares of Common Stock or securities convertible into or exchangeable or exercisable for shares of Common Stock is subject to the same restriction for the entire time period required of Parent hereunder) by the representatives of the underwriters.

(e) Termination of Piggyback Registration Rights. The Piggyback Registration rights granted pursuant to this Section 2.2 shall terminate on the fifth anniversary of the Lock-up Expiration Date.

(f) Mandatory Registration not Impacted by Piggyback Registration Statement. Enova’s obligation to file any Mandatory Registration Statement shall not be affected by the filing or effectiveness of the Piggyback Registration Statement.

2.3 Expenses. Enova shall pay all Registration Expenses in connection with the registration of the Registrable Shares pursuant to this Agreement. Parent, if participating in a registration or qualification pursuant to this Article II, shall bear all discounts and commissions payable to underwriters or brokers and all transfer taxes, if any, in connection with a registration of Registrable Shares pursuant to this Agreement and any other expense of Parent not specifically allocated to Enova pursuant to this Agreement relating to the sale or disposition of Registrable Shares pursuant to any Registration Statement. Nothing herein shall require Enova to pay any fees, costs, or disbursements of or relating to counsel for Parent unless required pursuant to Section 4.3.

2.4 No Additional Demand Registration Rights. Unless otherwise consented to by Parent, which consent may be unreasonably withheld, Enova shall not grant to any other Person any demand registration rights to register Common Stock for sale to the public in an Underwritten Offering or in a continuous offering under Rule 415 of the Securities Act which are senior or pari passu to the rights granted to Parent hereunder.

2.5 Effective Registration Statement. A Mandatory Registration Statement shall not be deemed to have been requested under Section 2.1 if a Registration Statement with respect thereto shall not have become effective (unless such Mandatory Registration Statement has not become effective due solely to the refusal of the holders requesting registration to proceed; provided, such refusal is not due to the advice of their counsel that the Registration Statement, or the Prospectus contained therein, or other documents incorporated by reference therein, contain or contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing).

ARTICLE III

REGISTRATION PROCEDURES

3.1 Registration and Qualification in the United States. In connection with the obligations of Enova with respect to any registration of Registrable Shares in the United States pursuant to this Agreement, Enova shall:

(a) prepare and, as soon as practicable but in the event of a Mandatory Registration Statement within 60 days of the demand therefor, file with the Commission, as specified in this Agreement, each Registration Statement, which Registration Statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the Commission to be filed therewith, and use its reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after filing and to remain effective as appropriate;

(b) subject to Section 3.1(i), (i) prepare and file with the Commission such amendments and post-effective amendments to each such Registration Statement as may be necessary to keep such Registration Statement effective and accurate as appropriate to complete the proposed distribution, (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, (iii) promptly amend or supplement each such Registration Statement to include Enova’s quarterly and annual financial information and other material developments (until Enova is eligible to incorporate such information by reference into the Registration Statement), during which time sales of the Registrable Shares under the Registration Statement will be suspended until such amendment or supplement is filed and effective, and (iv) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Registration Statement during the applicable period in accordance with the intended method or methods of distribution by Parent;

(c) furnish to Parent, without charge, and in no event more than five Business Days after the same is prepared and filed with the Commission, as many copies of each Prospectus, including each preliminary Prospectus, any Permitted Issuer Free Writing Prospectus, and any amendment or supplement thereto and such other relevant documents as Parent may reasonably request; Enova hereby consents to the use of such Prospectus, including each preliminary Prospectus, any Permitted Issuer Free Writing Prospectus, and any amendment or supplement thereto, by Parent in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d) use its reasonable best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Shares by the time the applicable Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as Parent shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective pursuant to this Agreement, and do any and all other acts and things that may be reasonably necessary or advisable to enable Parent to consummate the disposition of Registrable Shares in each such jurisdiction; provided, however, that Enova shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3.1(d), (ii) subject itself to taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

(e) use its reasonable best efforts to cause all Registrable Shares covered by such Registration Statement to be registered and approved by such other Governmental Authorities, if any, as may be necessary to enable Parent to consummate the disposition of such Registrable Shares;

(f) notify Parent promptly, and in no event more than one Business Day after the occurrence of such event, (i) when such Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of any issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of such Registration Statement or the initiation of any proceedings for that purpose, (iii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such Registration Statement or related Prospectus or any Issuer Free Writing Prospectus or for additional information, and (iv) of the happening of any event during the period such Registration Statement is effective as a result of which such Registration Statement or the related Prospectus or any Permitted Issuer Free Writing Prospectus or any document incorporated by reference therein contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading (which information shall be accompanied by an instruction to suspend the use of the Registration Statement and the Prospectus and such Permitted Issuer Free Writing Prospectus until the requisite changes have been made);

(g) use its reasonable best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, as promptly as practicable;

(h) upon written request, furnish to Parent, without charge, at least one conformed copy of such Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(i) upon the occurrence of any event contemplated by Section 3.1(f)(iv), use its reasonable best efforts to promptly prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any Permitted Issuer Free Writing Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus or Permitted Issuer Free Writing Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to Parent a reasonable number of copies of each such supplement or post-effective amendment;

(j) if requested by Parent or the representative of the underwriters, if any, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such material information as Parent or the representative of the underwriters, if any, indicate relates to them or otherwise reasonably request be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after Enova has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

(k) in the case of an Underwritten Offering, use its reasonable best efforts to furnish or caused to be furnished to Parent and the underwriters a signed counterpart, addressed to Parent and the underwriters, of: (i) opinions of counsel for Enova, dated the date of each closing under the underwriting agreement, addressed to the underwriters as is customarily given to underwriters in an underwritten public offering, in form and substance reasonably satisfactory to the underwriters; and (ii) a “comfort” letter, dated the date of the underwriting agreement and the date of each closing thereunder, signed by the independent public accountants who have certified Enova’s financial statements included in such Registration Statement, covering substantially the same matters with respect to such Registration Statement (and the Prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are customarily covered in accountants’ letters delivered to underwriters in underwritten public offerings of securities, and such other financial matters as the underwriters may reasonably request and are customarily obtained by underwriters in underwritten offerings; provided, that to be an addressee of the comfort letter, Parent may be required to confirm that it is in the category of persons to whom a comfort letter may be delivered in accordance with applicable accounting literature;

(l) enter into customary agreements (including in the case of an Underwritten Offering, an underwriting agreement) and take all other action in connection therewith to expedite or facilitate the distribution of the Registrable Shares included in such Registration Statement, and in the case of an Underwritten Offering make representations and warranties to the underwriters in such form and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same, to the extent customary, if and when requested;

(m) in the case of an Underwritten Offering, use its reasonable best efforts to make available for inspection by the underwriters participating in any disposition pursuant to a Registration Statement and their representatives (including counsel or other professional advisors), all financial and other records, pertinent corporate documents, and properties of Enova, and cause the officers and employees of Enova to supply all information reasonably requested; provided, however, that such records, documents or information that Enova determines, in good faith, to be confidential and notifies the underwriters accordingly shall not be disclosed unless (i) disclosure is necessary to avoid or correct a misrepresentation or omission in a Registration Statement or Prospectus, (ii) the release of such records, documents, or information is required by law or ordered pursuant to a subpoena or other order from a court of competent jurisdiction, or (iii) such records, documents, or information have been generally made available to the public; provided, further, that to the extent practicable, the foregoing inspection and information gathering shall be coordinated on behalf of Parent and the other parties entitled thereto by one counsel designated by and on behalf of Parent and the other parties;

(n) use its reasonable best efforts to cause all Registrable Shares to be listed on any securities exchange or market on which the Common Stock, or any similar securities, is then listed or quoted;

(o) use its reasonable best efforts to prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent Enova’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires before the expiration of the effectiveness period of the Registration Statement as required by Section 2.1(a), Enova shall register the Registrable Shares under the Exchange Act and shall maintain such registration through the effectiveness period required by Section 2.1(a);

(p) provide a CUSIP number for all Registrable Shares;

(q) (i) otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder, and (iii) delay filing any Registration Statement or Prospectus or amendment or supplement to such Registration Statement or Prospectus to which Parent shall have reasonably objected on the grounds that such Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act, Parent having been furnished with a copy thereof at least three Business Days before the filing thereof; provided, that Enova may file such Registration Statement or Prospectus or amendment or supplement after Enova shall have made a good faith effort to resolve any such issue with Parent and shall have advised Parent in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(r) cause to be maintained a registrar and transfer agent for all Registrable Shares;

(s) in connection with any disposition of Registrable Shares (whether or not pursuant to a Registration Statement) that will result in the securities being delivered no longer constituting Registrable Shares, cooperate with Parent and the representative of the underwriters, if any, to facilitate the timely preparation and delivery of certificates representing the Registrable Shares to be sold, which certificates shall not bear any transfer restrictive legends, and to enable such Registrable Shares to be in such denominations and registered in such names as Parent or the representative of the underwriters, if any, may request at least three Business Days before any sale of Registrable Shares;

(t) if required under the rules of FINRA, in connection with the initial filing of a shelf Registration Statement and each amendment thereto with the Commission pursuant to Section 2.1, cooperate with the underwriter’s or other FINRA member’s counsel as reasonably necessary to prepare and, within one Business Day of such filing with the Commission, to file with FINRA all forms and information required or requested by FINRA in order to obtain written confirmation from FINRA that FINRA does not object to the fairness and reasonableness of the underwriting terms and arrangements (or any deemed underwriting terms and arrangements) relating to the resale of Registrable Shares pursuant to the shelf Registration Statement, including, without limitation, information provided to FINRA through its COBRADesk system, and shall pay all costs, fees, and expenses incident to FINRA’s review of the shelf Registration Statement and the related underwriting terms and arrangements, including, without limitation, all filing fees associated with any filings or submissions to FINRA and the legal expenses, filing fees, and other disbursements of any other FINRA member that is the holder of, or is affiliated or associated with an owner of, Registrable Shares included in the shelf Registration Statement (including in connection with any initial or subsequent member filing); and

(u) upon effectiveness of the first Registration Statement filed under this Agreement, if necessary, Enova will take such actions and make such filings as are necessary to effect the registration of the Common Stock under the Exchange Act simultaneously with or immediately following the effectiveness of the Registration Statement.

3.2 Selling Stockholder Information. Parent shall furnish to Enova such information regarding the proposed distribution of Common Stock by Parent as Enova may from time to time reasonably request in writing or as shall be required to effect the registration or qualification of the Registrable Shares, and Parent shall not be entitled to be named as a selling stockholder in any Registration Statement (and Parent shall not be entitled to use the Prospectus forming a part of the Registration Statement) if Parent does not provide such information to Enova. Parent further agrees to furnish promptly to Enova in writing all information required to make the information previously furnished by Parent not misleading.

3.3 Suspension; Discontinuation of Disposition of Registrable Shares.

(a) In the case of any event that causes Enova to suspend the use of a Registration Statement (a “Suspension Event”), Enova shall promptly give written notice (a “Suspension Notice”) to Parent to suspend sales of the Registrable Shares and such notice shall state generally the basis for the notice and that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. Enova shall use its reasonable best efforts and take all reasonable steps to terminate suspension of the use of the Registration Statement as promptly as possible. Parent shall not effect any sales of Registrable Shares pursuant to such Registration Statement (or such filings) at any time after it has received a Suspension Notice from Enova and before receipt of an End of Suspension Notice (as defined below). If so directed by Enova, Parent will deliver to Enova (at the expense of Enova) all copies other than permanent file copies then in Parent’s possession of the Prospectus and any Issuer Free Writing Prospectus covering the Registrable Shares at the time of receipt of the Suspension Notice.

(b) Parent may recommence effecting sales of Registrable Shares pursuant to the Registration Statement (or such filings following further notice to such effect (an “End of Suspension Notice”) from Enova, which End of Suspension Notice shall be given by Enova to Parent promptly following the conclusion of any Suspension Event and its effect.

(c) Parent agrees that, upon receipt of a Suspension Notice describing the happening of any event of the kind described in Section 3.1(f)(ii), 3.1(f)(iii) or 3.1(f)(iv), and until its receipt of an End of Suspension Notice relating to such Suspension Notice, Parent will immediately discontinue disposition of Registrable Shares pursuant to a Registration Statement until (a) any such order or ruling is vacated or (b) if an event described in Section 3.1(f)(iii) or 3.1(f)(iv) occurs, Parent’s receipt of the copies of the supplemented or amended Prospectus.

(d) Notwithstanding any provision herein to the contrary and subject to applicable law, any Suspension Events or as contemplated by Section 3.1(f)(iv), each Registration Statement shall be maintained effective pursuant to this Agreement until the Registrable Shares are not Registrable Shares.

3.4 Free Writing Prospectus. Parent represents that it has not prepared or had prepared on its behalf or used or referred to, and agrees that it will not prepare or have prepared on its behalf or use or refer to, any Free Writing Prospectus, and has not distributed and will not distribute any written materials in connection with the offer or sale of the Registrable Shares without the prior express written consent of Enova and, in connection with any Underwritten Offering, the underwriters; provided, however, that no Free Writing Prospectus or other written materials will be used, referred to or distributed in any jurisdiction in which such use, reference or distribution is unlawful. Any such Free Writing Prospectus consented to by Enova and the underwriters, as the case may be, to the extent that such Free Writing Prospectus is lawfully used, referred to or distributed, is hereinafter referred to as a “Permitted Issuer Free Writing Prospectus.” Enova represents and agrees that it has treated and will treat, as the case may be, each Permitted Issuer Free Writing Prospectus as an Issuer Free Writing Prospectus, including in respect of timely filing with the Commission, legending, and record keeping.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification by Enova. Enova agrees to indemnify and hold harmless (a) Parent and any underwriter (as determined in the Securities Act) for Parent, (b) each Person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act) any of the foregoing (a “Controlling Person”), and (c) the respective officers, directors, partners, members, managers, employees, representatives, and agents of any such Person or any Controlling Person (any Person referred to in clause (a), (b), or (c) may hereinafter be referred to as a “Purchaser Indemnitee”) from and against any and all losses, claims, damages, judgments, actions, reasonable out-of-pocket expenses, and other liabilities, including, as incurred, reimbursement of all reasonable costs of investigating, preparing, pursuing, or defending any claim or action, or any investigation or proceeding by any governmental agency or body, commenced or threatened, including the reasonable fees and expenses of outside counsel to any Purchaser Indemnitee, joint or several (the “Liabilities”), directly or indirectly related to, based upon, arising out of, resulting from or in connection with any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus (preliminary, amended, supplemented, or final), Issuer Free Writing Prospectus (as amended or supplemented) or any other document prepared by Enova used to sell the Registrable Shares, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made), not misleading, except insofar as such Liabilities arise out of or are based upon (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to any Purchaser Indemnitee furnished to Enova or any underwriter in writing by such Purchaser Indemnitee expressly for use therein, (ii) any untrue statement or omission contained in a preliminary Prospectus if such untrue statement is cured by delivery to Parent of an amended preliminary Prospectus or a Free Writing Prospectus prior to pricing of the sale of securities, if an Underwritten Offering, or the effectiveness of the Mandatory Registration Statement to which the preliminary Prospectus relates, or (iii) any sales by Parent after the delivery by Enova to Parent of a Suspension Notice and before the delivery by Enova of an End of Suspension Notice. Enova shall notify Parent promptly of the institution, threat, or assertion of any claim, proceeding (including any governmental investigation), or litigation which it shall have become aware in connection with the matters addressed by this Agreement which involves Enova or a Purchaser Indemnitee. The indemnity provided for herein shall remain in full force and effect regardless of any investigation made by or on behalf of any Purchaser Indemnitee.

4.2 Indemnification by Parent. In connection with any Registration Statement in which Parent is participating, Parent agrees to indemnify and hold harmless Enova, Controlling Persons of Enova, and the respective officers, directors, partners, members, managers, representatives, employees, and agents of Enova or Controlling Persons of Enova to the same extent as the foregoing indemnity from Enova to each Purchaser Indemnitee, but only with reference to (a) untrue statements or omissions or alleged untrue statements or omissions made in reliance upon and in strict conformity with information relating to Parent furnished to Enova in writing by Parent expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary Prospectus, and (b) any sales by Parent after the delivery by Enova to Parent of a Suspension Notice and before the delivery by Enova of an End of Suspension Notice. The aggregate liability of Parent pursuant to clause (a) of the immediately preceding sentence shall in no event exceed the net proceeds received by Parent from sales of Registrable Shares giving rise to such obligations. If Parent elects to include Registrable Shares in an Underwritten Offering, Parent shall be required to agree to such customary indemnification provisions as may reasonably be required by the underwriter in connection with such Underwritten Offering.

4.3 Indemnification Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim, or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to Section 4.1 or 4.2, such Person (the “Indemnified Party”) shall promptly notify the Person against whom such indemnity may be sought (the “Indemnifying Party”) of the commencement thereof (but the failure to so notify an Indemnifying Party shall not relieve it from any Liability which it may have under this Article IV, except to the extent the Indemnifying Party is materially prejudiced by the failure to give notice), and the Indemnifying Party, upon request of the Indemnified Party, shall retain counsel reasonably satisfactory to the Indemnified Party to represent the Indemnified Party and any others the Indemnifying Party may reasonably designate in such proceeding and shall assume the defense of such proceeding and pay the fees and expenses actually incurred by such counsel related to such proceeding. Notwithstanding the foregoing, in any such proceeding, any Indemnified Party may retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless (a) the Indemnifying Party and the Indemnified Party shall have mutually agreed in writing to the contrary, (b) the Indemnifying Party failed within a reasonable time after notice of commencement of the action to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party, (c) the Indemnifying Party and its counsel do not pursue in a reasonable manner the defense of such action, or (d) the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, or any Affiliate of the Indemnifying Party, and such Indemnified Party shall have been reasonably advised by counsel that, either (x) there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party or such Affiliate of the Indemnifying Party or (y) a conflict may exist between such Indemnified Party and the Indemnifying Party or such Affiliate of the Indemnifying Party, in which event the Indemnifying Party may not assume or direct the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action or separate but substantially similar or related actions arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm shall be designated in writing by Parent and any such separate firm for Enova, the directors, the officers and such control Persons of Enova as shall be designated in writing by Enova. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Party agrees to indemnify any Indemnified Party from and against any Liability by reason of such settlement or judgment to the extent provided in this Article IV without reference to this sentence. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all Liability on claims that are the subject matter of such proceeding.

4.4 Contribution. If the indemnification provided for in Section 4.1 or 4.2 is for any reason held to be unavailable to an Indemnified Party in respect of any Liabilities referred to therein (other than by reason of the exceptions provided therein) or is insufficient to hold harmless a party indemnified thereunder, then each Indemnifying Party under such sections, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Liabilities (a) in such proportion as is appropriate to reflect the relative benefits of the Indemnified Party on the one hand and the Indemnifying Parties on the other in connection with the statements or omissions that resulted in such Liabilities, or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (a) above but also the relative fault of the Indemnifying Parties and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of Enova, on the one hand, and any Purchaser Indemnitees, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Enova or by such Purchaser Indemnitees and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

4.5 Contribution Procedures. The parties agree that it would not be just and equitable if contribution pursuant to this Article IV were determined by pro rata allocation (even if such Indemnified Parties were treated as one entity for such purpose), or by any other method of allocation that does not take account of the equitable considerations referred to in Section 4.4. The amount paid or payable by an Indemnified Party as a result of any Liabilities referred to in Section 4.4 shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Article IV, in no event shall a Purchaser Indemnitee be required to contribute any amount in excess of the amount by which proceeds received by such Purchaser Indemnitee from sales of Registrable Shares exceeds the amount of any damages that such Purchaser Indemnitee has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Article IV, each Controlling Person of Parent, if any, and each officer, director, partner, member, employee, representative, agent, or manager of Parent shall have the same rights to contribution as Parent, as the case may be, and each Controlling Person of Enova, if any, and each officer, director, partner, member, employee, representative, agent, or manager of Enova shall have the same rights to contribution as Enova, as the case may be. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit, or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Article IV or otherwise, except to the extent that any party is materially prejudiced by the failure to give notice. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act), shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

4.6 Additional Liability. The indemnity and contribution agreements contained in this Article IV will be in addition to any Liability which any Indemnifying Party may otherwise have to any Indemnified Party referred to above. Each Purchaser Indemnitee’s obligations to contribute pursuant to this Article IV are not joint but are several in the proportion that the number of Shares sold by such Purchaser Indemnitee bears to the number of Shares sold by all Purchaser Indemnities.

ARTICLE V

TERMINATION OF ENOVA’S OBLIGATIONS

Enova shall have no further obligations pursuant to this Agreement upon such time as no Registrable Shares are outstanding after their original issuance; provided, however, that Enova’s obligations under Articles IV and VI (and any related definitions) shall remain in full force and effect following such time.

ARTICLE VI

MISCELLANEOUS

6.1 Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any federal, state, provincial, territorial, local, or foreign law shall be deemed also to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. Any reference to any contract or agreement (including schedules, exhibits, and other attachments thereto), including this Agreement, shall be deemed also to refer to such contract or agreement as amended, restated, or otherwise modified, unless the context requires otherwise. The words “include,” “includes,” and “including” shall be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders shall be construed to include any other gender, and words in the singular form shall be construed to include the plural and vice versa, unless the context requires otherwise. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Where this Agreement states that a party “will” or “shall” perform in some manner or otherwise act or omit to act, it means that such party is legally obligated to do so in accordance with this Agreement. The captions, titles, and headings included in this Agreement are for convenience only and do not affect this Agreement’s construction or interpretation. Any reference to an Article or Section in this Agreement shall refer to an Article or Section of this Agreement, unless the context otherwise requires. This Agreement is for the sole benefit of the parties (and, solely for purposes of Article IV, the indemnitees thereunder) and does not, and is not intended to, confer any rights or remedies in favor of any Person (including any employee, director or shareholder of Parent or any employee, director or stockholder of Enova) other than the parties.

6.2 8.2 Conflicts with Other Transaction Agreements. To the extent any portion of this Agreement conflicts, or is inconsistent, with the Separation Agreement or any other Transaction Agreement, this Agreement shall control; provided, however, that if there are any conflicting or inconsistent provisions in (i) the Tax Sharing Agreement, the Tax Sharing Agreement shall control, and (ii) the Employee Matters Agreement with respect to employee and employee benefit matters, the Employee Matters Agreement shall control.

6.3 Entire Agreement. This Agreement and the Separation Agreement constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes (a) all prior oral or written proposals or agreements, (b) all contemporaneous oral proposals or agreements, and (c) all previous negotiations and all other communications or understandings between the parties, in each case with respect to the subject matter hereof and thereof.

6.4 Notices. Any notice, instruction, direction or demand under the terms of this Agreement required to be in writing shall be duly given upon delivery, if delivered by hand, facsimile or other generally accepted means of electronic transmission, or mail (with postage prepaid), to the following addresses:

If to Enova to:

Enova International, Inc.

200 West Jackson Blvd.

Chicago, Illinois 60606

Attn: General Counsel

Fax: 866.326.5265

If to Parent, to:

Cash America International, Inc.

1600 West 7th Street

Fort Worth, Texas 76102

Attn: General Counsel

Fax: 817.570.1647

or to such other addresses or telecopy numbers as may be specified by like notice to the other party.

6.5 Governing Law. This Agreement shall be construed in accordance with and governed by the substantive internal laws of the State of Texas, excluding its conflict of laws rules.

6.6 Severability. If any term or other provision of this Agreement shall be determined by a court, Governmental Authority, or arbitrator to be invalid, illegal, or unenforceable, such invalidity, illegality, or unenforceability shall not render the entire Agreement invalid. Rather, this Agreement shall be construed as if not containing the particular invalid, illegal, or unenforceable provision, and all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to either party. Upon such determination that any term or other provision is invalid, illegal, or unenforceable, the parties shall negotiate in good faith to modify this Agreement so as to give effect to the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent permitted under applicable Law.

6.7 Amendment. This Agreement may only be amended by a written agreement executed by all the parties.

6.8 Guarantees. Parent will cause to be performed and hereby guarantees the performance of any and all actions of each of the members of the Parent Group to the extent such actions are necessary or appropriate to effectuate the provisions of this Agreement. Enova will cause to be performed and hereby guarantee the performance of any and all actions of each of the members of the Enova Group to the extent such actions are necessary or appropriate to effectuate the provisions of this Agreement.

6.9 Counterparts. This Agreement may be executed in separate counterparts, each of which will be deemed an original and all of which, when taken together, will constitute one and the same agreement. Any signature affixed to this Agreement by a party hereto may be delivered by such party to the other party via electronic or facsimile transmission and any party’s signature affixed to this Agreement that is delivered to the other party via an electronic or facsimile transmission shall be treated as an original signature to this Agreement and will constitute an original counterpart of this Agreement.

6.10 Authority. Each party represents to the other party that (a) it has the corporate power and authority to execute, deliver, and perform this Agreement, (b) the execution, delivery, and performance of this Agreement by it have been duly authorized by all necessary corporate or other actions, (c) it has duly and validly executed and delivered this Agreement, and (d) this Agreement is its legal, valid, and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting creditors’ rights generally and general equity principles.

6.11 Binding Effect and Assignment. This Agreement binds and benefits the parties and their respective successors and permitted assigns and shall inure to the benefit of Parent. The registration rights granted by this Agreement may not be transferred or assigned by operation of law or in connection with any transfer or assignment of Registrable Shares to a transferee unless, immediately following such transfer or assignment, such transferee will hold an amount of Registrable Shares greater than 10% of the Common Stock outstanding on the date of such transfer or assignment, and then only upon notification to Enova in writing and agreement by such transferee to the rights and obligations of this Agreement. References to Parent in this Agreement shall be deemed to include any such transferee or assignee permitted by this Section 6.11.

6.12 Waiver. A provision of this Agreement may be waived only by a writing signed by the party intended to be bound by the waiver. A party is not prevented from enforcing any right, remedy, or condition in the party’s favor because of any failure or delay in exercising any right or remedy or in requiring satisfaction of any condition, except to the extent that the party specifically waives the same in writing. A written waiver given for one matter or occasion is effective only in that instance and only for the purpose stated. A waiver once given is not to be construed as a waiver for any other matter or occasion. Any enumeration of a party’s rights and remedies in this Agreement is not intended to be exclusive, and a party’s rights and remedies are intended to be cumulative to the extent permitted by Law and include any rights and remedies authorized in Law or in equity.

6.13 Dispute Resolution. All disputes and controversies which may arise out of or in connection with this Agreement and are not resolved through good faith negotiation shall be settled in accordance with the provisions of Article V of the Separation Agreement.

6.14 Further Assurances. From time to time, each party shall execute and deliver such additional documents, and shall provide such additional information and assistance as any party may reasonably require to carry out the terms of this Agreement.

6.15 Effect if IPO Does Not Occur. If the IPO is terminated pursuant to the Underwriting Agreement, then all actions and events that are, under this Agreement, to be taken or occur effective as of the IPO Effective Date, or otherwise in connection with the IPO, shall not be taken or occur except to the extent specifically agreed otherwise by the parties hereto.

6.16 Adjustment for Stock Splits, etc. Wherever in this Agreement there is a reference to a specific number of shares with respect to any securities, then upon the occurrence of any subdivision, combination, or stock dividend of such shares, the specific number of shares with respect to any securities so referenced in this Agreement shall automatically be proportionally adjusted to reflect the effect on the outstanding shares of such class or series of stock by such subdivision, combination, or stock dividend.

[Signature page follows.]

WHEREFORE, the parties have signed this Registration Rights Agreement effective as of the date first set forth above.

CASH AMERICA INTERNATIONAL, INC.

By:
Name:
Title:

ENOVA INTERNATIONAL, INC.

By:
Name:
Title: